Exhibit 10.1.3

Prepared by:	Anthony M. Thiel, Esquire,	Tax Map Nos.	54-01-086H3
	Willcox & Savage, P.C.,		54-01-086H4
	1800 Bank of America Center,		54-01-086H
Norfolk, VA 23510

RECORDING REQUESTED BY

AND WHEN RECORDED MAIL TO:

Bank of America, N.A.

315 Montgomery Street, 13th Floor

CA5-704-13-11

San Francisco, California 94104

Attn.: Ronald Drobny

CREDIT LINE AND CONSTRUCTION

DEED OF TRUST,

ASSIGNMENT OF RENTS AND LEASES,

SECURITY AGREEMENT AND

FIXTURE FILING

THIS IS A CREDIT LINE DEED OF TRUST

The maximum aggregate amount of principal to

be secured at any one time under this Credit Line

Deed of Trust is $40,000,000.00.

Name of the noteholder secured by this Deed of Trust:	Bank of America, N.A.

Address at which communications to the noteholder may be mailed or delivered:	Bank of America, N.A.
315 Montgomery Street, 13th Floor
CA5-704-13-11
San Francisco, California 94104
ATTN: Ronald Drobny

This Document Serves as a Fixture Filing Under Va. Code Section 8.9A-502(c).

Borrower’s Organizational Identification Number: 94-1067973

Street Address of Property:	12300 Dominion Way
Windsor, Virginia 23487-5250

This Credit Line and Construction Deed of Trust, Assignment of Rents and Leases, Security Agreement and Fixture Filing (this “Deed of Trust”) is made as of May 14, 2004, by COST PLUS, INC., a California corporation (“Borrower”), as trustor, to PRLAP, INC, TRUSTEE, a Virginia corporation (“Trustee”), as trustee having an address of 1400 Best Plaza, P.O. Box 26865, Richmond, Virginia 23227, for the benefit of BANK OF AMERICA, N.A., a national banking association (“Lender”), as beneficiary having an address of 315 Montgomery Street, 13th Floor, CA5-704-13-11, San Francisco, California 94104. Trustee is an affiliate of Lender. The addresses for Borrower, Lender and Trustee are also set forth at the end of this Deed of Trust. The Borrower is a Borrower for purposes of indexing and the Trustee and Lender are grantees for purposes of indexing.

ARTICLE 1.

Definitions; Granting Clauses; Secured Indebtedness; Credit Line and

Construction Deed of Trust

Section 1.1 Principal Secured. This Deed of Trust secures the aggregate principal amount of Forty Million Dollars ($40,000,000.00) plus such additional amounts as Lender may from time to time advance pursuant to the terms and conditions of this Deed of Trust and not met by Borrower, with respect to an obligation secured by a lien or encumbrance prior to the lien of this Deed of Trust or for the protection of the lien of this Deed of Trust, together with interest thereon.

Section 1.2 Definitions.

(a) In addition to other terms defined herein, each of the following terms shall have the meaning assigned to it, such definitions to be applicable equally to the singular and the plural forms of such terms and to all genders:

“Borrower”: Unless the context clearly indicates otherwise, the Borrower(s) named in the introductory paragraph hereof, together with all heirs, devisees, representatives, successors and assigns of such Borrower(s) pursuant to Section 6.21 below, or any of them.

“Casualty”: As that term is defined in the Loan Agreement.

“Claim”: Any controversy or claim between Borrower and Holder, whether arising in contract or tort or by statute, that arises out of or relates to (i) this Deed of Trust (including any renewals, extensions or modifications hereof), or (ii) any of the other Loan Documents.

“Collateral”: All of the Property constituting personal property or fixtures in which Borrower is granting Lender a security interest under this Deed of Trust, together with all proceeds and products thereof and all supporting obligations ancillary thereto or arising in any way in connection therewith.

“Commercial Real Estate Loan”: The loan evidenced by the Commercial Real Estate Loan Note.

“Condemnation”: As that term is defined in the Loan Agreement.

“Commercial Real Estate Loan Note”: The promissory note of even date herewith made by Borrower and payable to the order of Lender in the face principal amount of $20,000,000.00 bearing interest as therein provided which has a maturity date of June 1, 2014.

“Debtor Relief Law”: Any federal, state or local law, domestic or foreign, as now or hereafter in effect relating to bankruptcy, insolvency, liquidation, receivership, assignment for the benefit of creditors, reorganization, arrangement, composition, extension or adjustment of debts, or any similar law affecting the rights of creditors.

“Default” or “Event of Default”: Any of the events described in Section 4.1 of this Deed of Trust.

“Environmental Agreement”: The Environmental Indemnity Agreement dated of even date herewith executed by Borrower in favor of Lender and certain other parties. The Environmental Agreement is not a Loan Document.

“Holder”: Lender or the subsequent holder at the time in question of the Note or any of the Secured Indebtedness.

“Indemnified Matters”: Any and all claims, demands, liabilities (including strict liability), losses, damages (including consequential damages), causes of action, judgments, penalties, fines, costs and expenses (including reasonable fees and expenses of attorneys and other professional consultants and experts, and of the investigation and defense of any claim, whether or not such claim is ultimately defeated, and the settlement of any claim or judgment including all value paid or given in settlement) of every kind, known or unknown, foreseeable or unforeseeable, which may be imposed upon, asserted against or incurred or paid by any Indemnified Party at any time and from time to time, whenever imposed, asserted or incurred, because of, resulting from, in connection with, or arising out of any transaction, act, omission, event or circumstance in any way connected with the Property or with this Deed of Trust or any other Loan Document, including any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever at any time, any act performed or omitted to be performed hereunder or under any other Loan Document, any breach by Borrower of any representation, warranty, covenant, agreement or condition contained in this Deed of Trust or in any other Loan Document, any Default, or any claim under or with respect to any Lease.

“Indemnified Party”: Each of the following persons and entities: (i) Lender and any Holder; (ii) Trustee; (iii) any persons or entities owned or controlled by, owning or controlling, or under common control or affiliated with, Lender, Holder and/or Trustee; (iv) any participants and co-lenders in the Loan; (v) the directors, officers, partners, employees, attorneys, agents and representatives of each of the foregoing persons and entities; and (vi) the heirs, personal representatives, successors and assigns of each of the foregoing persons and entities.

“Law”: Any federal, state or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, decision, order, injunction or decree, domestic or foreign.

“Lease”: Each existing or future lease, sublease (to the extent of Borrower’s rights thereunder) or other agreement under the terms of which any person has or acquires any right to occupy or use the Property or any part thereof or interest therein, and each existing or future guaranty of payment or performance thereunder, and any and all existing or future security therefor and letter-of-credit rights with respect thereto, whether or not the letter of credit is evidenced by a writing..

“Legal Requirement”: Any law, agreement, covenant, restriction, easement or condition (including, without limitation of the foregoing, any condition or requirement imposed by any insurance or surety company), as any of the same now exists or may be changed or amended or come into effect in the future.

“Lender”: As defined in the introductory paragraph of this Deed of Trust.

“Loan”: The Commercial Real Estate Loan and the Revolving Loan.

“Loan Agreement”: The Loan Agreement dated of even date herewith evidencing and governing the Loan, executed by and between Borrower and Lender, as it may from time to time be amended, modified, restated, replaced or supplemented.

“Loan Documents”: The Note, this Deed of Trust, and any other document now or hereafter evidencing, governing, securing or otherwise executed in connection with the Loan, including the Loan Agreement and any letter of credit or reimbursement agreement, tri-party financing agreement, guaranty executed by a third party, Swap Transaction or other agreement between Borrower and Lender and any other party or parties, pertaining to the repayment or use of the Loan proceeds, as such documents or any of them may have been or may be from time to time renewed, extended, supplemented, increased or modified; provided, however, that the Loan Documents do not include the Environmental Agreement.

“Note”: (i) The Commercial Real Estate Loan Note (ii) the Revolving Loan Note and (iii) all other promissory notes given in substitution thereof or in modification, supplement, increase, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified.

“Permitted Encumbrances”: (i) Any matters set forth in any policy of mortgagee title insurance issued to Lender which are acceptable to Lender as of the date hereof, (ii) the liens and security interests evidenced by this Deed of Trust, (iii) statutory liens for real estate taxes and assessments on the Property which are not yet delinquent, (iv) other liens and security interests (if any) in favor of Lender, (v) the rights of tenants in possession as of the date hereof, if any, pursuant to Leases approved by Lender and the rights of future tenants under any Leases made in accordance with the Loan Documents, and the assignment of such Leases pursuant to this Deed of Trust, and (vi) any matters arising after the date hereof which may be acceptable to Lender or any Holder in its sole and absolute discretion, which Permitted Encumbrances in the aggregate do not materially adversely affect the value or use of the Property or Borrower’s ability to repay the Secured Indebtedness.

“Rents”: All of the rents, revenue, accounts, deposit accounts, payment intangibles, income, profits and proceeds derived from any Lease, including the proceeds from any negotiated lease termination or buyout of such Lease, liquidated damages following default under any such Lease, all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by damage to any part of the Property, all of Borrower’s rights to recover monetary amounts from any tenant in bankruptcy, including rights of recovery for use and occupancy and damage claims arising out of Lease defaults, including rejections, under any applicable Debtor Relief Law, together with any sums of money that may now or at any time hereafter be or become due and payable to Borrower by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas, mineral and mining leases covering the Property or any part thereof, and all proceeds and other amounts paid or owing to Borrower under or pursuant to any and all contracts and bonds relating to the construction or renovation of the Property.

“Revolving Loan”: The loan evidenced by the Revolving Loan Note.

“Revolving Loan Note”: The promissory note of even date herewith made by Borrower and payable to the order of Lender in the face principal amount of $20,000,000.00 bearing interest as therein provided which has a maturity date of November 14, 2005, unless extended in accordance with its terms and the terms of the Loan Agreement.

“Secured Indebtedness”: The following promissory notes, obligations, indebtedness, duties and liabilities and all renewals, extensions, supplements, increases and modifications thereof and thereto, in whole or in part, from time to time:

(i) The Note;

(ii) All indebtedness, liabilities, duties, covenants, promises and other obligations owed by Borrower to Lender now or hereafter incurred or arising pursuant to or permitted by the Loan Documents, expressly excluding, however, the Environmental Agreement (which is not a Loan Document) and also excluding any guaranty executed by a third party, whether now existing or hereafter arising, and whether joint or several, direct or indirect, primary or secondary, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts;

(iii) All indebtedness, liabilities, duties, covenants, promises and other obligations owed by Borrower (or its affiliates) to Lender (or its affiliates) under any Swap Transaction if and only if the Swap Transaction is evidenced by a writing reciting that it is secured by this Deed of Trust;

(iv) All amounts that Lender may from time to time advance pursuant to the terms and conditions of this Deed of Trust with respect to an obligation secured by a lien or encumbrance prior to the lien of this Deed of Trust or for the protection of this Deed of Trust, together with interest thereon; and

(v) If and only if evidenced by a writing reciting that it is secured by this Deed of Trust, any other loan, future advance, debt, obligation or liability owed by Borrower of every kind or character, whether now existing or hereafter arising, whether joint or several, direct or indirect, primary or secondary, fixed or contingent, liquidated or unliquidated, and the cost of collection of all such amounts, and whether or not originally payable to Lender or any other Holder, it being contemplated that Borrower may hereafter become indebted to Lender or another Holder for one or more of such further loans, future advances, debts, obligations and liabilities.

“Swap Transaction” means any agreement, whether or not in writing, relating to any transaction that is a rate swap, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap or option, bond, note or bill option, interest rate option, forward foreign exchange transaction, cap, collar or floor transaction, currency swap, cross-currency rate swap, swap option, currency option or any other similar transaction (including any option to enter into any of the foregoing) or any combination of the foregoing, and, unless the context otherwise clearly requires, any form of master agreement (the “Master Agreement”)

published by the International Swaps and Derivatives Association, Inc., or any other master agreement, entered into between Lender (or its affiliates) and Borrower (or its affiliates) in connection with the Loan (and secured by this Deed of Trust), together with any related schedules, as amended, supplemented, superseded or replaced from time to time, relating to or governing any or all of the foregoing.

“Transfer”: Any sale, lease, conveyance, assignment, pledge, encumbrance or transfer, whether voluntary, involuntary, by operation of law or otherwise.

“Trustee”: The trustee identified in the introductory paragraph of this Deed of Trust, and any successor or substitute appointed and designated as herein provided, from time to time acting hereunder.

(b) Any term used or defined in the Virginia Uniform Commercial Code, as in effect from time to time, which is not defined in this Deed of Trust has the meaning given to that term in the Virginia Uniform Commercial Code, as in effect from time to time, when used in this Deed of Trust. However, if a term is defined in Title 8.9A of the Virginia Uniform Commercial Code differently than in another Title of the Virginia Uniform Commercial Code, the term has the meaning specified in Title 8.9A.

Section 1.3 Granting Clause. In consideration of the provisions of this Deed of Trust and of the sum of Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged by Borrower, to secure the obligations of Borrower under the Loan Documents and all other matters and indebtedness constituting the Secured Indebtedness, Borrower hereby GRANTS, CONVEYS, TRANSFERS and ASSIGNS to Trustee, with general warranty and English covenants of title, in trust for the benefit of Lender, with power of sale and right of entry and possession, all estate, right, title and interest which Borrower now has or may hereafter acquire in and to the following Premises, Accessories and other rights, interests and properties, and all rights, estates, powers and privileges appurtenant thereto (collectively, the “Property”):

(a) The real property described in Exhibit A which is attached hereto and incorporated herein by reference (the “Land”), together with: (i) any and all buildings, structures, improvements, alterations or appurtenances now or hereafter situated or to be situated on the Land (collectively, the “Improvements”); and (ii) all right, title and interest of Borrower, now owned or hereafter acquired, in and to (A) all streets, roads, alleys, easements, rights-of-way, licenses, rights of ingress and egress and vehicle parking rights, existing or proposed, abutting, adjacent, used in connection with or pertaining to the Land or the Improvements; (B) any strips or gores between the Land and abutting or adjacent properties; (C) all options to purchase the Land or the Improvements or any portion thereof or interest therein, and any greater estate in the Land or the Improvements; (D) all water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, timber, crops and mineral interests on or pertaining to the Land; and (E) all development rights and credits and air rights (the Land, Improvements and other rights, titles and interests referred to in this clause (a) being herein sometimes collectively called the “Premises”);

(b) All fixtures, equipment, systems, machinery and building and construction supplies and materials, of every kind and character, tangible and intangible (including software embedded therein), now owned or hereafter acquired by Borrower, which are now or hereafter affixed to the Land or the Improvements, and are necessary to the complete and proper planning and development or operation thereof, or are acquired (whether delivered to the Land or stored elsewhere) for installation in or on the Land or the Improvements, and all renewals and replacements of, substitutions for and additions to the foregoing (the properties referred to in this clause (b) being herein sometimes collectively called the “Accessories,” all of which are hereby declared to be permanent accessions to the Land);

(c) All (i) plans and specifications for the Improvements, (ii) Borrower’s rights, but not liability for any breach by Borrower, under all property insurance policies regarding the Premises or the Accessories (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government-sponsored program or entity), Swap Transactions, contracts and agreements for the design, construction, operation or inspection of the Improvements, (iii) all rights to the payment of money from Lender under any Swap Transaction, (iv) Borrower’s rights in tenants’ security deposits, deposits with respect to utility services to the Premises, and any deposits or reserves hereunder or under any other Loan Documents for taxes, insurance or otherwise), (v) rebates or refunds of impact fees or other taxes, assessments or charges related to the Premises or the Accessories, (vi) permits, licenses, franchises, certificates, development rights, commitments and rights for utilities, obtained in connection with the Premises or the Accessories, (vii) Leases and Rents of the Premises and the Accessories (without derogation of Article 3 hereof), and (viii) as extracted collateral produced from or allocated to the Land, including oil, gas and other hydrocarbons and other minerals and all products processed or obtained from such as-extracted collateral and the proceeds thereof;

(d) All (i) proceeds (whether cash or non-cash and including payment intangibles) arising from any sale, lease or other disposition of the properties, rights, titles and interests referred to above in this Section 1.3, proceeds of each policy of property insurance, present and future (or additional or supplemental coverage related thereto, including from an insurance provider meeting the requirements of the Loan Documents or from or through any state or federal government-sponsored program or entity), payable because of loss sustained to all or part of the Property (including premium refunds), whether or not such insurance policies are required by Lender, proceeds of the taking thereof or of any rights appurtenant thereto, including change of grade of streets, curb cuts or other rights of access, by Condemnation, eminent domain or transfer in lieu thereof for public or quasi-public use under any law, proceeds arising out of any damage thereto, (ii) all letter-of-credit rights (whether or not the letter of credit is evidenced by a writing) Borrower now has or hereafter acquires relating to the properties, rights, titles and interests referred to in this Section 1.3, and (iii) other interests of every kind and character which Borrower now has or hereafter acquires in, to or for the benefit of the properties, rights, titles and interests referred to above in this Section 1.3, including rights of ingress and egress and remainders, reversions and reversionary rights or interests;

(e) If the estate of Borrower in any of the property referred to above in this Section 1.3 is a leasehold estate, this conveyance shall include, and the lien and security interest created hereby shall encumber and extend to, all other or additional title, estates, interests or rights which are now owned or may hereafter be acquired by Borrower in or to the property demised under the lease creating the leasehold estate; and

(f) All additions and accretions to, substitutions and replacements for, and changes in any of the property referred to above in this Section 1.3.

Section 1.4 Security Interest. To secure the obligations of Borrower under the Loan Documents and all other matters and indebtedness constituting the Secured Indebtedness, Borrower hereby grants to Lender a security interest in all of the Collateral, including all proceeds and products thereof and all supporting obligations ancillary thereto or arising in any way in connection therewith. In addition to its rights hereunder or otherwise, Lender and any Holder shall have all of the rights of a secured party under the Virginia Uniform Commercial Code, as in effect from time to time, or under the Uniform Commercial Code in force from time to time in any other state to the extent the same is applicable law.

Section 1.5 Secured Indebtedness. This Deed of Trust is made to secure and enforce the payment and performance of the Secured Indebtedness.

Section 1.6 Construction Deed of Trust. This Deed of Trust constitutes a “construction mortgage” as defined in Va. Code Section 8.9A-334 of the Virginia Uniform Commercial Code to the extent that it secures obligations incurred for the construction of improvements on the land and the acquisition cost of land and improvements. This is also a “construction loan deed of trust or mortgage” within the meaning of Va. Code Section 58.1-804 with respect to the Revolving Loan which was made for real estate construction, which shall become due and payable on demand or three years or less from the date of the Revolving Loan Note.

ARTICLE 2.

Representations, Warranties and Covenants

Section 2.1 Borrower represents, warrants and covenants as follows:

(a) Payment and Performance. Borrower will make due and punctual payment of the Secured Indebtedness. Borrower will timely and properly perform and comply with all of the covenants, agreements and conditions imposed upon it by this Deed of Trust and the other Loan Documents and will not permit a Default to occur hereunder or thereunder. Time shall be of the essence in this Deed of Trust.

(b) Title and Permitted Encumbrances. Borrower has in Borrower’s own right, and Borrower covenants to maintain, lawful, good and marketable title to the Property, is lawfully seized and possessed of the Property and every part thereof, and has the right to convey the same, free and clear of all liens, charges, claims, security interests, and encumbrances except for the Permitted Encumbrances. Borrower, and Borrower’s successors, will warrant generally and forever defend title to the Property, subject as aforesaid to the Permitted Encumbrances, to Trustee and its successors or substitutes and assigns, against the claims and demands of all persons claiming or to claim the same or any part thereof. Inclusion of any matter as a Permitted Encumbrance does not constitute approval or waiver by Holder of any existing or future violation or other breach thereof by Borrower, the Property or otherwise. If any material right or interest of Holder in the Property or any part thereof shall be endangered or questioned or shall be attacked directly or indirectly, Trustee and Holder, or either of them (whether or not named as parties to legal proceedings with respect thereto), are hereby authorized and empowered to take such steps as in their discretion may be proper for the defense of any such legal proceedings or the protection of such right or interest of Holder, including the employment of independent counsel, the prosecution or defense of litigation, and the compromise or discharge of adverse claims. All expenditures so made of every kind and character shall be a demand obligation (which obligation Borrower hereby promises to pay) owing by Borrower to Holder or Trustee (as the case may be), and the party (Holder or Trustee, as the case may be) making such expenditures shall be subrogated to all rights of the person receiving such payment.

(c) Taxes and Other Impositions. Borrower will pay or cause to be paid all of the following (“Property Assessments”): all taxes, assessments and other charges or levies imposed upon or against or with respect to the Property or the ownership, use, occupancy or enjoyment of any portion thereof, or any utility service thereto, as the same become due and payable, including all real estate taxes assessed against the Property or any part thereof. Upon request, Borrower shall deliver promptly to Holder such evidence of the payment of the Property Assessments as Holder may require.

(d) Insurance Coverage. Borrower shall obtain and maintain at Borrower’s sole expense: (i) mortgagee title insurance issued to Lender covering the Premises as required by Lender, without exception for mechanic’s liens and (ii) the additional insurance prescribed in Section 4.9 of the Loan Agreement.

(e) Insurance Policy Requirements. All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, limits and retentions and in forms satisfactory to Holder and otherwise in accordance with the requirements of Section 4.9 of the Loan Agreement. Without limiting the discretion of Holder with respect to required endorsements to insurance policies, all policies for loss of or damage to the Property shall contain a standard mortgagee clause (without contribution) naming Holder as mortgagee with loss proceeds payable to Holder notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named or additional insured, (ii) the occupation or use of the Property for purposes more hazardous than permitted by the terms of any such policy, (iii) any foreclosure or other action by Holder under the Loan Documents, or (iv) any change in title to or ownership of the Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.

(f) Insurance Proceeds. The proceeds of all insurance required hereunder and under the other Loan Documents, including the Loan Agreement, shall be handled in accordance with the provisions of Sections 4.10 and 4.11 of the Loan Agreement and as otherwise prescribed therein. Additionally if any loss occurs at any time when Borrower has failed to perform Borrower’s covenants and agreements with respect to any insurance payable because of loss sustained to any part of the Property, whether or not such insurance is required by

Holder, Holder shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for Borrower, to the same extent as if it had been made payable to Holder. Upon any foreclosure hereof or transfer of title to the Property in extinguishment of the whole or any part of the Secured Indebtedness, all of Borrower’s right, title and interest in and to the insurance policies referred to in this clause (f) (including unearned premiums) and all proceeds payable thereunder shall thereupon vest in the purchaser at foreclosure or other such transferee, to the extent permissible under such policies. Holder shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to the Property, regardless of whether or not such insurance policies are required by Holder, and the expenses incurred by Holder in the adjustment and collection of insurance proceeds shall be a part of the Secured Indebtedness and shall be due and payable to Holder on demand. Holder shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to Borrower. Borrower shall at all times comply with the requirements of the insurance policies required hereunder and of the issuers of such policies and of any board of fire underwriters or similar body as applicable to or affecting the Property.

(g) Reserve for Insurance, Taxes and Assessments. Upon written request of Holder, to secure the payment and performance of the Secured Indebtedness, but not in lieu of such payment and performance, Borrower will deposit with Holder a sum equal to real estate taxes, assessments and charges (which charges for the purposes of this clause (g) shall include any recurring charge which could result in a lien against the Property) against the Property for the current year and the premiums for such policies of insurance for the current year, all as estimated by Holder and prorated to the end of the calendar month following the month during which Holder’s request is made, and thereafter will deposit with Holder, on each date when an installment of principal and/or interest is due on the Note, sufficient funds (as estimated from time to time by Holder) to permit Holder to pay at least fifteen (15) days prior to the due date thereof, the next maturing real estate taxes, assessments and charges and premiums for such policies of insurance. Holder shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Holder for future use, applied to any Secured Indebtedness or refunded to Borrower, at Holder’s option, and any deficiency in such funds so deposited shall be made up by Borrower upon demand of Holder. All such funds so deposited shall bear no interest, may be commingled with the general funds of Holder and shall be applied by Holder toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Holder by Borrower (which statements shall be presented by Borrower to Holder a reasonable time before the applicable amount is due); provided, however, that, if a Default shall have occurred hereunder, such funds may at Holder’s option be applied to the payment of the Secured Indebtedness in the order determined by Holder in its sole discretion, and that Holder may (but shall have no obligation) at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Borrower’s interest in the Property for any reason (including the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Borrower’s interest in and rights to such funds held by Holder under this clause (g) but subject to the rights of Holder hereunder.

(h) Condemnation. In the event of Condemnation, Lender shall have all of the rights and remedies set forth in the Loan Agreement and Borrower shall comply with all agreements and requirements respecting Condemnation set forth in the Loan Agreement. All costs and expenses (including reasonable attorneys’ fees) incurred by Holder in connection with any Condemnation shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Holder pursuant to this Deed of Trust.

(i) Adjustment of Condemnation and Insurance Claims. All claims and proceeds related to Condemnation, Casualty and insurance required hereunder and under the Loan Agreement shall be adjusted, received, paid, applied and utilized in accordance with the terms of Sections 4.10 and 4.11 of the Loan Agreement and as otherwise prescribed therein.

(j) Compliance with Legal Requirements. The Property and the use, operation and maintenance thereof and all activities thereon do and shall at all times comply with all applicable Legal Requirements. The Property is not, and shall not be, dependent on any other property or premises or any interest therein other than the Property to fulfill any requirement of any Legal Requirement. Borrower shall not, by act or omission, permit any building or other improvement not subject to the lien of this Deed of Trust to rely on the Property or any interest therein to fulfill any requirement of any Legal Requirement. No improvement upon or use of any part of the Property constitutes a nonconforming use under any zoning law or similar law or ordinance. Borrower has obtained and shall preserve in force all requisite zoning, utility, building, health, environmental and operating permits from the governmental authorities having jurisdiction over the Property. If Borrower receives a notice or claim from any person that the Property, or any use, activity, operation or maintenance thereof or thereon, is not in compliance with any Legal Requirement, Borrower will promptly furnish a copy of such notice or claim to Holder. Borrower has received no notice and has no knowledge of any such noncompliance.

(k) Maintenance, Repair and Restoration. Borrower will keep the Property in first class order, repair, operating condition and appearance, causing all necessary repairs, renewals, replacements, additions and improvements to be promptly made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate. Notwithstanding the foregoing, Borrower will not, without the prior written consent of Holder, (i) remove from the Property any Accessories that reduce the value of the Property by more than $100,000.00 except such as is replaced by Borrower by an article of equal suitability and value, owned by Borrower, free and clear of any lien or security interest (except that created by this Deed of Trust and the Permitted Encumbrances), or (ii) make any structural alteration to the Property or any other alteration thereto which reduces the value thereof by more than $100,000.00. If any act or occurrence of any kind or nature (including any Condemnation or any Casualty for which insurance was not obtained or obtainable) shall result in damage to or loss or destruction of the Property in excess of $25,000.00, Borrower shall give prompt notice thereof to Holder and Borrower shall promptly, at Borrower’s sole cost and expense and regardless of whether insurance or condemnation proceeds (if any) shall be available or sufficient for the purpose, secure the Property as necessary and commence and continue diligently to completion to restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to the damage, loss or destruction.

(l) No Other Liens. Borrower will not, without the prior written consent of Holder, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any deed of trust, mortgage, voluntary or involuntary lien, whether statutory, constitutional or contractual, security interest, encumbrance or charge, or conditional sale or other title retention document, against or covering the Property, or any part thereof, other than the Permitted Encumbrances, regardless of whether the same are expressly or otherwise subordinate to the lien or security interest created in this Deed of Trust, and should any of the foregoing become attached hereafter in any manner to any part of the Property without the prior written consent of Holder, Borrower will cause the same to be promptly discharged and released. Borrower will own all parts of the Premises in fee simple and will not acquire any fixtures, equipment or other property (including software embedded therein) forming a part of the Premises and Accessories pursuant to a lease, license, security agreement or similar agreement, whereby any party has or may obtain the right to repossess or remove same, without the prior written consent of Holder. If Holder consents to the voluntary grant by Borrower of any deed of trust, lien, security interest, or other encumbrance (hereinafter called “Subordinate Lien”) covering any of the Premises and Accessories or if the foregoing prohibition is determined by a court of competent jurisdiction to be unenforceable as to a Subordinate Lien, any such Subordinate Lien shall contain express covenants to the effect that: (i) the Subordinate Lien is unconditionally subordinate to this Deed of Trust and all Leases; (ii) if any action (whether judicial or pursuant to a power of sale) shall be instituted to foreclose or otherwise enforce the Subordinate Lien, no tenant of any of the Leases shall be named as a party defendant, and no action shall be taken that would terminate any occupancy or tenancy without the prior written consent of Holder; (iii) Rents, if collected by or for the holder of the Subordinate Lien, shall be applied first to the payment of the Secured Indebtedness then due and expenses incurred in the ownership, operation and maintenance of the Property in such order as Holder may determine, prior to being applied to any indebtedness secured by the Subordinate Lien; (iv) written notice of default under the Subordinate Lien and written notice of the commencement of any action (whether judicial or pursuant to a power of sale) to foreclose or otherwise enforce the Subordinate Lien or to seek the appointment of a receiver for all or any part of the Property shall be given to Holder with or immediately after the occurrence of any such default or commencement; and (v) neither the holder of the Subordinate Lien, nor any purchaser at foreclosure thereunder, nor anyone claiming by, through or under any of them shall succeed to any of Borrower’s rights hereunder without the prior written consent of Holder.

(m) Operation of Property. Borrower will operate the Property in a good and workmanlike manner and in accordance with all Legal Requirements and will pay all fees or charges of any kind in connection therewith. Borrower will keep the Property occupied so as not to impair the insurance carried thereon. Borrower will not use or occupy or conduct any activity on, or allow the use or occupancy of or the conduct of any activity on, the Property in any manner which violates any Legal Requirement or which constitutes a public or private nuisance or which makes void, voidable or cancelable any insurance then in force with respect thereto. Borrower will not initiate or permit any zoning reclassification of the Property or seek any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner which would result in such use becoming a nonconforming use under applicable zoning ordinances or other Legal Requirement. Borrower will not impose any easement, restrictive covenant or encumbrance upon the Property, execute or file any subdivision plat or condominium declaration affecting the Property or consent to the annexation of the Property to any municipality, without the prior written consent of Holder. Borrower will not do or suffer to be done any act whereby the value of any part of the Property may be lessened. Borrower will preserve, protect, renew, extend and retain all material rights and privileges granted for or applicable to the Property. Without the prior written consent of Holder, there shall be no drilling or exploration for or extraction, removal or production of any mineral, hydrocarbon, gas, natural element, compound or substance (including sand and gravel) from the surface or subsurface of the Land regardless of the depth thereof or the method of mining or extraction thereof. Borrower will cause all debts and liabilities of any character (including all debts and liabilities for labor, material and equipment (including software embedded therein) and all debts and charges for utilities servicing the Property) incurred in the construction, maintenance, operation and development of the Property to be promptly paid, other than those being contested in good faith and for which adequate reserves are maintained in accordance with generally accepted counting principles.

(n) Financial Matters. Borrower is solvent after giving effect to all borrowings contemplated by the Loan Documents and no proceeding under any Debtor Relief Law (hereinafter defined) is pending (or, to Borrower’s knowledge, threatened) by or against Borrower, or any affiliate of Borrower, as a debtor. All reports, statements, plans, budgets, applications, agreements and other data and information heretofore furnished or hereafter to be furnished by or on behalf of Borrower to Holder in connection with the loan or loans evidenced by the Loan Documents (including, without limitation, all financial statements and financial information) are and will be true, correct and complete in all material respects as of their respective dates and do not and will not omit to state any fact or circumstance necessary to make the statements contained therein not misleading. No material adverse change has occurred since the dates of such reports, statements and other data in the financial condition of Borrower or, to Borrower’s knowledge, of any tenant under any lease described therein. For the purposes of this paragraph, “Borrower” shall also include any person liable directly or indirectly for the Secured Indebtedness or any part thereof and any joint venturer or general partner of Borrower.

(o) Further Assurances. Borrower will, promptly on request of Holder, (i) correct any defect, error or omission which may be discovered in the contents, execution or acknowledgment of this Deed of Trust or any other Loan Document; (ii) execute, acknowledge, deliver, procure and record and/or file such further documents (including further deeds of trust, security agreements and assignments of rents or leases) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Deed of Trust and the other Loan Documents, to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby (including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property) or as deemed advisable by Holder to protect the lien or the security interest hereunder against the rights or interests of third persons; and (iii) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts as may be necessary, desirable or proper in the reasonable determination of Holder to enable Holder to comply with the requirements or requests of any agency having jurisdiction over Holder or any examiners of such agencies with respect to the indebtedness secured hereby, Borrower or the Property. Borrower shall pay all costs connected with any of the foregoing, which shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to Holder pursuant to this Deed of Trust.

(p) Fees and Expenses. Without limitation of any other provision of this Deed of Trust or of any other Loan Document and to the extent not prohibited by applicable law, Borrower will pay, and will reimburse to Holder and/or Trustee on demand to the extent paid by Holder and/or Trustee: (i) costs of appraisals obtained in connection with the origination of the Loan and after the occurrence of a Default; (ii) all filing, registration and recording fees, recordation, transfer and other taxes, brokerage fees and commissions, abstract fees, title search or examination fees, title policy and endorsement premiums and fees, Uniform Commercial Code search fees, judgment and tax lien search fees, escrow fees, reasonable attorneys’ fees, architect’s fees, engineering fees, construction consultant fees, environmental inspection fees, survey fees, and all other costs and expenses of every character incurred by Borrower or Holder and/or Trustee in connection with the preparation of the Loan Documents, the evaluation, closing and funding of the Loan, and any and all amendments and supplements to this Deed of Trust, the Note or any other Loan Documents or any approval, consent, waiver, release or other matter requested or required hereunder or thereunder, or otherwise attributable or chargeable to Borrower as owner of the Property; and (iii) all costs and expenses, including reasonable attorneys’ fees and expenses (including the market value of services provided by in-house counsel), incurred or expended in connection with the exercise of any right or remedy, or the defense of any right or remedy or the enforcement of any obligation of Borrower, hereunder or under any other Loan Document.

(q) Indemnification. Borrower will indemnify and hold harmless each and every Indemnified Party from and against, and reimburse them on demand for, any and all Indemnified Matters. Without limitation, the foregoing indemnity shall apply to each Indemnified Party with respect to matters which in whole or in part are caused by or arise out of the negligence of such (and/or any other) Indemnified Party. However, such indemnity shall not apply to a particular Indemnified Party to the extent that the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of that Indemnified Party. Any amount to be paid under this clause (q) by Borrower to any Indemnified Party shall be a demand obligation owing by Borrower (which Borrower hereby promises to pay) to such Indemnified Party pursuant to this Deed of Trust. The indemnity in this clause (q) shall not terminate upon the release, foreclosure or other termination of this Deed of Trust but will survive the enforcement of any remedy provided in any Loan Document, including the foreclosure of this Deed of Trust or conveyance in lieu of foreclosure, the repayment of the Secured Indebtedness, the termination of any and all Swap Transactions, the discharge and release of this Deed of Trust and the other Loan Documents, any bankruptcy or other proceeding under any Debtor Relief Law, and any other event whatsoever. The rights of Indemnified Parties under this clause (q) shall be in addition to all other rights that Indemnified Parties or any of them may have under this Deed of Trust, any other Loan Document, or the Environmental Agreement. Nothing in this clause (q) or elsewhere in this Deed of Trust or in the Environmental Agreement shall limit or impair any rights or remedies that any Indemnified Party may have (including any rights of contribution or indemnification) against Borrower or any other person under any other provision of this Deed of Trust, any other Loan Document, any other agreement including the Environmental Agreement, or any applicable Legal Requirement.

(r) Records and Financial Reports. Borrower will keep and maintain all of the financial statements, books and records described in Section 4.13 of the Loan Agreement and will furnish them as required thereunder and otherwise strictly apply with the provisions thereof.

(s) Taxes on Note or Deed of Trust. Borrower will promptly pay all income, franchise and other taxes owing by Borrower and any stamp, documentary, recordation and transfer taxes or other taxes (unless such payment by Borrower is prohibited by law) which may be required to be paid with respect to the Note, this Deed of Trust or any other instrument evidencing or securing any of the Secured Indebtedness. In the event of the enactment after this date of any law of any governmental entity applicable to Holder, the Note, the Property or this Deed of Trust deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon Holder the payment of the whole or any part of the taxes or assessments or charges or liens herein required to be paid by Borrower, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or the Secured Indebtedness or Holder, then, and in any such event, Borrower, upon demand by Holder, shall pay such taxes, assessments, charges or liens, or reimburse Holder therefor; provided, however, that if in the opinion of counsel for Holder (i) it is unlawful to require Borrower to make such payment or (ii) the making of such payment will result in the imposition of interest beyond the maximum amount permitted by law, then and in such event, Holder may elect, by notice in writing given to Borrower, to declare all of the Secured Indebtedness to be and become due and payable one hundred twenty (120) days from the giving of such notice.

(t) Statement Concerning Note or Deed of Trust. Borrower shall at any time and from time to time furnish within seven (7) days of request by Holder a written statement in such form as may be required by Holder stating that (i) the Note, this Deed of Trust and the other Loan Documents are valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms; (ii) the unpaid principal balance of the Note; (iii) the date to which interest on the Note is paid; (iv) the Note, this Deed of Trust and the other Loan Documents have not been released, subordinated or modified; and (v) there are no offsets or defenses against the enforcement of the Note, this Deed of Trust or any other Loan Document. Alternatively, if any of the foregoing statements in clauses (i), (iv) and (v) are untrue, Borrower shall specify the reasons therefor.

(u) Status of Borrower. If Borrower is a corporation, partnership, limited liability company or other legal entity, Borrower is and will continue to be (i) duly organized, validly existing and in good standing under the laws of its state of organization, (ii) authorized to do business and in good standing in each state in which the Property is located, and

(iii) possessed of all requisite power and authority to carry on its business and to own and operate the Property. Borrower’s exact legal name is correctly set forth at the end of this Deed of Trust. If Borrower is not an individual, Borrower is an organization of the type specified in the introductory paragraph of this Deed of Trust. If Borrower is a registered entity, Borrower is incorporated in or organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. If Borrower is an unregistered entity (including a general partnership), it is organized under the laws of the state specified in the introductory paragraph of this Deed of Trust. Borrower will not cause or permit any change to be made in its name, identity (including its trade name or names), or form of corporate or partnership entity unless Borrower shall have notified Holder in writing of such change at least 30 days prior to the effective date of such change, and shall have first taken all action required by Holder for the purpose of further perfecting or protecting the lien and security interest of Holder in the Property. In addition, Borrower shall not change its form of corporate or partnership entity without first obtaining the prior written consent of Holder. Borrower’s principal place of business and chief executive office, and the place where Borrower keeps its books and records, including recorded data of any kind or nature, regardless of the medium of recording, including software, writings, plans, specifications and schematics concerning the Property, has been for the preceding four months (or, if less, the entire period of the existence of Borrower) and will continue to be the address of Borrower set forth at the end of this Deed of Trust (unless Borrower notifies Holder of any change in writing at least 30 days prior to the date of such change). Borrower’s organizational identification number, if any, assigned by the state of incorporation or organization is correctly set forth on the first page of this Deed of Trust. Borrower shall promptly notify Holder of any change in its organizational identification number. If Borrower does not now have an organizational identification number and later obtains one, Borrower shall promptly notify Holder of such organizational identification number.

(v) Property Assessments. The Premises is assessed for purposes of Property Assessments as a separate and distinct parcel from any other property, such that the Premises shall never become subject to a lien for any Property Assessments levied or assessed against any property other than the Premises.

(w) Independence of the Premises. No buildings or other improvements on property not covered by this Deed of Trust rely on the Premises or any interest therein to fulfill any requirement of any governmental authority for the existence of such property, building or improvements; and none of the Premises relies, or will rely, on any property not covered by this Deed of Trust or any interest therein to fulfill any requirement of any governmental authority. The Premises has been properly subdivided from all other property in accordance with the requirements of any applicable governmental authorities.

(x) Permitted Contests. Borrower shall not be required to pay any of the Property Assessments, or to comply with any Law, so long as Borrower shall in good faith, and at its cost and expense, contest the amount or validity thereof, or take other appropriate action with respect thereto, in good faith and in an appropriate manner or by appropriate proceedings; provided that (i) such proceedings operate to prevent the collection of, or other realization upon, such Property Assessments or enforcement of the Law so contested, (ii) there will be no sale, forfeiture or loss of the Property during the contest, (iii) neither Lender nor Trustee is subjected to any Claim as a result of such contest, and (iv) Borrower provides assurances satisfactory to Lender (including the establishment of an appropriate reserve account with Lender, if Lender makes demand therefor in writing) of its ability to pay such Property Assessments or comply with such Law in the event Borrower is unsuccessful in its contest. Each such contest shall be promptly prosecuted to final conclusion or settlement, and Borrower shall indemnify and save Lender and Trustee harmless against all Claims in connection therewith. Promptly after the settlement or conclusion of such contest or action, Borrower shall comply with such Law and/or pay and discharge the amounts which shall be levied, assessed or imposed or determined to be payable, together with all penalties, fines, interests, costs and expenses in connection therewith.

(y) Removal, Demolition or Alteration of Accessories and Improvements. Except to the extent permitted by the following sentence, no Improvements or Accessories shall be removed, demolished or materially altered without the prior written consent of Lender. Borrower may remove and dispose of, free from the lien of this Deed of Trust, such Accessories as from time to time become worn out or obsolete, provided that, either (i) at the time of, or prior to, such removal, any such Accessories are replaced with other Accessories which are free from liens other than Permitted Encumbrances and have a value at least equal to that of the replaced Accessories (and by such removal and replacement Borrower shall be deemed to have subjected such replacement Accessories to the lien of this Deed of Trust), or (ii) so long as a prepayment may be made without the imposition of any premium pursuant to the Note, such Accessories are sold at fair market value for cash and the net cash proceeds received from such disposition are paid over promptly to Lender to be applied to the prepayment of the principal of the Loan.

(z) Additional Improvements. Borrower will not construct any Improvements other than those presently on the Land and those described in the Loan Agreement without the prior written consent of Lender. Borrower will complete and pay for, within a reasonable time, any Improvements which Borrower is permitted to construct on the Land. Borrower will construct and erect any permitted Improvements (i) strictly in accordance with all applicable Laws and any private restrictive covenants, (ii) entirely on lots or parcels of the Land, (iii) so as not to encroach upon any easement or right-of-way or upon the land of others, and (iv) wholly within any building restriction and setback lines applicable to the Land.

Section 2.2 Performance by Holder on Borrower’s Behalf. Borrower agrees that if Borrower fails to perform any act or to take any action which under any Loan Document Borrower is required to perform or take, or to pay any money which under any Loan Document Borrower is required to pay, and whether or not the failure then constitutes a Default, and whether or not there has occurred any Default or the Secured Indebtedness has been accelerated, Holder, in Borrower’s name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Holder and any money so paid by Holder shall be a demand obligation owing by Borrower to Holder (which obligation Borrower hereby promises to pay), shall be a part of the Secured Indebtedness, and Holder, upon making such payment, shall be subrogated to all of the rights of the person, entity or body politic receiving such payment. Holder and its designees shall have the right to enter upon the Property at any time and from time to time for any such purposes. No such payment or performance by Holder shall waive or cure any Default or waive any right, remedy or recourse of Holder. Any such payment may be made by Holder in reliance on any statement, invoice or claim without inquiry into the validity or accuracy thereof. Each amount due and owing by Borrower to Holder pursuant to this Deed of Trust shall bear interest, from the date such amount becomes due until paid, at the rate per annum provided in the Note for interest on past due principal owed on the Note but never in excess of the maximum nonusurious amount permitted by applicable law, which interest shall be payable to Holder on demand; and all such amounts, together with such interest thereon, shall automatically and without notice be a part of the Secured Indebtedness. The amount and nature of any expense by Holder hereunder and the time when paid shall be fully established by the certificate of Holder or any of Holder’s officers or agents.

Section 2.3 Absence of Obligations of Holder with Respect to Property. Notwithstanding anything in this Deed of Trust to the contrary, including the definition of “Property” and/or the provisions of Article 3 hereof, (i) to the extent permitted by applicable law, the Property is composed of Borrower’s rights, title and interests therein but not Borrower’s obligations, duties or liabilities pertaining thereto, (ii) Holder neither assumes nor shall have any obligations, duties or liabilities in connection with any portion of the items described in the definition of “Property” herein, either prior to or after obtaining title to such Property, whether by foreclosure sale, the granting of a deed in lieu of foreclosure or otherwise, and (iii) Holder may, at any time prior to or after the acquisition of title to any portion of the Property as above described, advise any party in writing as to the extent of Holder’s interest therein and/or expressly disaffirm in writing any rights, interests, obligations, duties and/or liabilities with respect to such Property or matters related thereto. Without limiting the generality of the foregoing, it is understood and agreed that Holder shall have no obligations, duties or liabilities prior to or after acquisition of title to any portion of the Property, as lessee under any lease or purchaser or seller under any contract or option unless Holder elects otherwise by written notification.

Section 2.4 Authorization to File Financing Statements; Power of Attorney. Borrower hereby authorizes Holder at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, required by Holder to establish or maintain the validity, perfection and priority of the security interests granted in this Deed of Trust. For purposes of such filings, Borrower agrees to furnish any information requested by Holder promptly upon request by Holder. Borrower also ratifies its authorization for Holder to have filed any like initial financing statements, amendments thereto or continuation statements if filed prior to the date of this Deed of Trust. Borrower hereby irrevocably constitutes and appoints Holder and any officer or agent of Holder, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any such documents and to otherwise carry out the purposes of this Section 2.4, to the extent that Borrower’s authorization above is not sufficient. To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

ARTICLE 3.

Assignment of Rents and Leases

Section 3.1 Assignment. To secure the obligations of Borrower under the Loan Documents and all matters and indebtedness constituting the Secured Indebtedness, Borrower hereby assigns to Lender all Rents and all of Borrower’s rights in and under all Leases. So long as no Event of Default has occurred and is continuing, Borrower shall have a license (which license shall terminate automatically and without further notice upon the occurrence of Event of Default and for long as it continues) to collect, but not prior to accrual, the Rents under the Leases and, where applicable, subleases, such Rents to be held in trust for the Holder, and to otherwise deal with all Leases as permitted in this Deed of Trust. Each month, provided no Event of Default has occurred and is continuing, Borrower may retain such Rents as were collected that month and held in trust for Holder; provided, however, that all Rents collected by Borrower shall be applied first to the ordinary and necessary expenses of owning and operating the Property. Upon the revocation of such license, all Rents shall be paid directly to Holder and not through Borrower, all without the necessity of any further action by Holder, including any action to obtain possession of the Land, Improvements or any other portion of the Property or any action for the appointment of a receiver. Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Holder upon written demand by Holder, without further consent of Borrower, without any obligation of such tenants to determine whether a Default has in fact occurred and regardless of whether Holder has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Holder to the tenants. Any such payments to Holder shall constitute payments to Borrower under the Leases, and Borrower hereby irrevocably appoints Holder as its attorney-in-fact, which power of attorney is with full power of substitution and coupled with an interest, to do all things during the continuance of a Default, which Borrower might otherwise do with respect to the Property and the Leases thereon, including: (a) demanding, receiving and enforcing payment of any and all Rents; (b) giving receipts, releases and satisfactions for any and all Rents; (c) suing either in the name of Borrower or in the name of Holder for any and all Rents; (d) applying the net proceeds of any and all Rents collected by Holder, after deducting all expenses of collection, including reasonable attorneys’ fees and expenses, to the Secured Indebtedness in such order and manner as Holder may elect and/or to the operation and management of the Property, including the payment of management, brokerage and reasonable attorneys’ fees and expenses (including reasonable reserves for anticipated expenses), or at the option of Holder, holding the same as security for the payment of the Secured Indebtedness; (e) leasing, in the name of Borrower, the whole or any part of the Property which may become vacant; (f) employing agents for such leasing and paying such agents reasonable compensation for their services; and (g) requiring Borrower to deliver to Holder all security deposits and executed originals of all Leases and copies of all records relating thereto. Holder may take any or all of the foregoing actions with or without taking possession of any portion of the Property or taking any action with respect to such possession. The curing of such Default, unless other Defaults also then exist, shall entitle Borrower to recover its aforesaid license to do any such things which Borrower might otherwise do with respect to the Property and the Leases thereon and to again collect such Rents. The powers and rights granted in this paragraph shall be in addition to the other remedies herein provided for upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. Nothing in the foregoing shall be construed to impose any obligation upon Holder to exercise any power or right granted in this paragraph or to assume any liability under any Lease of any part of the Property and no liability shall attach to Holder for failure or inability to collect any Rents under any such Lease. The assignment contained in this Section 3.1 shall become null and void upon the reconveyance of this Deed of Trust.

Section 3.2 Covenants, Representations and Warranties Concerning Leases and Rents. Borrower covenants, represents and warrants that:

(a) Borrower has good title to, and is the owner of the entire landlord’s interest in, the Leases and Rents hereby assigned and has authority to assign them;

(b) All Leases are valid and enforceable, and in full force and effect, and are unmodified except as stated therein;

(c) Neither Borrower or any tenant is not in default under its Lease (and no event has occurred which with the passage of time or notice or both would result in a default under its Lease) and is not the subject of any petition, case, proceeding or other action pursuant to any Debtor Relief Law;

(d) Unless otherwise stated in a Permitted Encumbrance, no Rents or Leases have been or will be assigned, mortgaged, pledged or otherwise encumbered and no other person has acquired or will acquire any right, title or interest in such Rents or Leases;

(e) No Rents have been waived, released, discounted, set off or compromised;

(f) Except as stated in the Leases, Borrower has not received any funds or deposits from any tenant for which credit has not already been made on account of accrued Rents;

(g) Borrower shall perform all of its obligations under the Leases and enforce the tenants’ obligations under the Leases to the extent enforcement is prudent under the circumstances;

(h) Borrower will not, without the prior written consent of Holder, waive, release, discount, set off, compromise, reduce or defer any Rent, receive or collect Rents more than one (1) month in advance, grant any rent-free period to any tenant, reduce any Lease term or waive, release or otherwise modify any other material obligation under any Lease, renew or extend any Lease except in accordance with a right of the tenant thereto in such Lease, approve or consent to an assignment of a Lease or a subletting of any part of the premises covered by a Lease, or settle or compromise any claim against a tenant under a Lease in bankruptcy, in any other proceeding pursuant to any Debtor Relief Law or otherwise;

(i) Borrower will not, without the prior written consent of Holder, terminate or consent to the cancellation or surrender of any Lease having an unexpired term of one (1) year or more unless promptly after cancellation or surrender a new Lease of such premises is made with a new tenant having a credit standing, in Holder’s judgment, at least equivalent to that of the tenant whose Lease was cancelled, on substantially the same terms as the terminated or cancelled Lease;

(j) Borrower will not execute any Lease except in accordance with the Loan Documents and for actual occupancy by the tenant thereunder;

(k) Borrower shall give prompt notice to Holder, as soon as Borrower first obtains notice, of any claim, or the commencement of any action, by any tenant or subtenant under or with respect to a Lease regarding any claimed damage, default, diminution of or offset against Rent, cancellation of the Lease, or constructive eviction, excluding, however, notices of default under residential Leases, and Borrower shall defend, at Borrower’s expense, any proceeding pertaining to any Lease, including, if Holder so requests, any such proceeding to which Holder is a party;

(l) Borrower shall as often as requested by Holder, within ten (10) days of each request, deliver to Holder a complete rent roll of the Property in such detail as Holder may require and financial statements of the tenants, subtenants and guarantors under the Leases to the extent available to Borrower, and deliver to such of the tenants and others obligated under the Leases specified by Holder written notice of the assignment in Section 3.1 hereof in form and content satisfactory to Holder;

(m) Promptly upon request by Holder, Borrower shall deliver to Holder all security deposits and executed originals of all Leases and copies of all records relating thereto;

(n) There shall be no merger of the leasehold estates created by the Leases, with the fee estate of the Land without the prior written consent of Holder; and

(o) Holder may at any time and from time to time by specific written instrument intended for the purpose, unilaterally subordinate the lien of this Deed of Trust to any Lease, without joinder or consent of or notice to Borrower, any tenant or any other person, and notice is hereby given to each tenant under a Lease of such right to subordinate. No such subordination shall constitute a subordination to any lien or other encumbrance, whenever arising, or improve the right of any junior lienholder, and nothing herein shall be construed as subordinating this Deed of Trust to any Lease.

Section 3.3 Estoppel Certificates. All Leases shall require the tenant to execute and deliver to Holder an estoppel certificate in form and substance acceptable to holder within ten (10) days after notice from the Holder.

Section 3.4 No Liability of Lender or Holder. Holder neither has nor assumes any obligations as lessor or landlord with respect to any Lease. Lender’s acceptance of this assignment shall not be deemed to constitute Lender or any Holder a “mortgagee in possession,” nor shall such acceptance obligate Holder to appear in or defend any proceeding relating to any Lease or to the Property, or to take any action hereunder, expend any money, incur any expenses, perform any obligation or liability under any Lease, or assume any obligation for any deposit delivered to Borrower by any tenant and not as such delivered to and accepted by Holder. Holder shall not be liable for any injury or damage to person or property in or about the Property, or for Holder’s failure to collect or to exercise diligence in collecting Rents, but shall be accountable only for Rents that it shall actually receive. Neither the assignment of Leases and Rents, nor enforcement of Holder’s rights regarding Leases and

Rents (including collection of Rents), nor possession of the Property by Holder, nor Holder’s consent to or approval of any Lease (nor all of the same), shall render Holder liable on any obligation under or with respect to any Lease or constitute affirmation of, or any subordination to, any Lease, occupancy, use or option. No approval of any Lease by Lender shall be for any purpose other than to protect Lender’s security and to preserve Lender’s rights under the Loan Documents, and no such approval shall result in a waiver of a Default.

Section 3.5 Rights Cumulative. The powers and rights of Holder under this Article 3 shall be cumulative of all other powers and rights of Holder under the Loan Documents or otherwise. Such powers and rights granted in this Article 3 shall be in addition to the other remedies provided for in this Deed of Trust upon the occurrence of a Default and may be exercised independently of or concurrently with any of said remedies. If Holder seeks or obtains any judicial relief regarding Rents or Leases, the same shall in no way prevent the concurrent or subsequent employment of any other appropriate rights or remedies nor shall the same constitute an election of judicial relief for any foreclosure or any other purpose.

ARTICLE 4.

Default

Section 4.1 Events of Default. The occurrence of any one of the following shall be a default under this Deed of Trust:

(a) Failure to Pay Indebtedness. Any of the Secured Indebtedness is not paid, whether on the scheduled due date or upon acceleration, maturity or otherwise.

(b) Nonperformance of Covenants. Any covenant, agreement or condition herein is not fully and timely performed, observed or kept, and such failure is not cured within the applicable notice and cure period (if any) provided for in this Deed of Trust or in the Loan Agreement.

(c) Representations. Any statement, representation or warranty in any of the Loan Documents, or in any financial statement or any other writing heretofore or hereafter delivered to Holder in connection with the Secured Indebtedness is false, misleading or erroneous in any material respect on the date hereof or on the date as of which such statement, representation or warranty is made.

(d) Default under other Loan Documents, Swap Transaction or Environmental Agreement. If any “Event of Default” occurs under the Loan Agreement or any default occurs under any other Loan Document (including any Swap Transaction) or the Environmental Agreement, or an Early Termination Event occurs under any Swap Transaction, if any, whether such Swap Transaction may be now existing or in the future arising.

(e) Transfer of the Property. Any Transfer occurs with respect to all or any part of the Property or any interest therein, except for: (i) sales or transfers of items of the Accessories with a value of $100,000.00 or less or sales or transfers of such items regardless of amount if they have become obsolete or worn beyond practical use and they are replaced by adequate substitutes owned by Borrower, having a value equal to or greater than the replaced items when new; and (ii) the grant, in the ordinary course of business, of a leasehold interest in a part of the Improvements to a tenant for occupancy, not containing a right or option to purchase and not in contravention of any provision of this Deed of Trust or of any other Loan Document. Holder may, in its sole discretion, waive a Default under this clause (e), but it shall have no obligation to do so. Any waiver will be conditioned upon the grantee’s integrity, reputation, character, creditworthiness and management ability being satisfactory to Holder in its sole judgment, and may also be conditioned upon such one or more of the following, if any, that Holder may require: the execution by the grantee of a written assumption agreement prior to such Transfer containing such terms as Holder may require; the receipt by Holder of a principal paydown on the Note; the receipt by Holder of an assumption fee; the reimbursement of all of Holder’s expenses incurred in connection with such Transfer, including reasonable attorneys’ fees; and any modification of the Loan Documents as Holder may require, including an increase in the rate of interest payable under the Note and/or a modification of the terms of the Loan. NOTICE - THE SECURED INDEBTEDNESS IS SUBJECT TO ACCELERATION AND ANY AND ALL SWAP TRANSACTIONS ARE SUBJECT TO TERMINATION IN THE EVENT OF A TRANSFER WHICH IS PROHIBITED UNDER THIS CLAUSE (e). Without limiting the generality of the foregoing, the following provision is set forth herein in order to comply with the requirements of § 6.1-330.88 of the Code of Virginia, if such requirements are or become applicable to the Property: NOTICE – THE DEBT SECURED HEREBY IS SUBJECT TO CALL IN FULL OR THE TERMS THEREOF BEING MODIFIED IN THE EVENT OF SALE OR CONVEYANCE OF THE PROPERTY CONVEYED.

(f) Grant of Easement, Etc. Without the prior written consent of Holder, Borrower grants any easement or dedication, or files any plat, condominium declaration or restriction, or otherwise encumbers the Property, or seeks or permits any zoning reclassification or variance, unless such action is expressly permitted by the Loan Documents or does not affect the Property.

(g) Abandonment. The owner of the Property abandons any of the Property.

(h) Default Under Subordinate Lien. If (1) a default or event of default occurs under any Subordinate Lien, security interest or assignment covering the Property or any part thereof (whether or not Holder has consented, and without hereby implying Holder’s consent, to any such lien, security interest or assignment not created hereunder), (2) the holder of any such lien, security interest or assignment declares a default or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder and (3) either the amount secured by such lien, security interest or assignment exceeds $500,000.00 or, regardless of the amount so secured, a notice of sale of any Property is issued or an order of court is issued ordering any sale of any Property.

(i) Destruction. The Property is so demolished, destroyed or damaged that in the reasonable opinion of Holder, it cannot be restored or rebuilt with available funds to a profitable condition within a reasonable period of time and in any event prior to the final maturity date of the Note.

(j) Change in Zoning or Public Restriction. Any change in any zoning ordinance or regulation or any other public restriction is enacted, adopted or implemented that materially and adversely limits or defines the uses which may be made of the Property such that the present or intended use of the Property, as specified in the Loan Documents, would be in violation of such zoning ordinance or regulation or public restriction, as changed.

(k) Execution; Attachment; Mechanics Liens. Any execution or attachment is levied against any of the Property, or any memorandum of lien is filed against the Property, and such execution or attachment is not set aside, discharged or stayed within sixty (60) days after the same is levied, and such memorandum is not released within sixty (60) days of Borrower’s receiving notice of such memorandum’s filing.

(l) Liquidation, Etc. The liquidation, termination or dissolution of the Borrower or any owner of the Property or any person obligated to pay any part of the Secured Indebtedness or the merger or consolidation of the Borrower in any circumstances where the Borrower is not the surviving entity or the failure of Borrower to maintain good standing in the State of Virginia and the State of California, if the Borrower fails to obtain reinstatement within thirty (30) days following issuance of notice to Borrower that good standing has not been maintained.

Section 4.2 Notice and Cure. If any provision of this Deed of Trust or any other Loan Document provides for Holder to give to Borrower any notice regarding a default or incipient default, then if Holder shall fail to give such notice to Borrower as provided, the sole and exclusive remedy of Borrower for such failure shall be to seek appropriate equitable relief to enforce the agreement to give such notice and to have any acceleration of the maturity of the Note and the Secured Indebtedness postponed or revoked and foreclosure proceedings in connection therewith delayed or terminated pending or upon the curing of such default in the manner and during the period of time permitted by such agreement, if any, and Borrower shall have no right to damages or any other type of relief not herein specifically set out against Holder, all of which damages or other relief are hereby waived by Borrower. Nothing herein or in any other Loan Document shall operate or be construed to add on or make cumulative any cure or grace periods specified in any of the Loan Documents.

ARTICLE 5.

Remedies

Section 5.1 Certain Remedies. If an Event of Default shall occur and be continuing, Holder may (but shall have no obligation to) exercise any one or more of the following remedies, without notice (unless notice is required by applicable statute):

(a) Acceleration; Termination. At any time and from time to time, Holder in its sole and absolute discretion may declare any or all of the Secured Indebtedness immediately due and payable and may terminate any or all Swap Transactions. Upon any such declaration, such Secured Indebtedness shall thereupon be immediately due and payable and such Swap Transactions shall immediately terminate, without presentment, demand, protest, notice of protest, notice of acceleration or of intention to accelerate or any other notice or declaration of any kind, all of which are hereby expressly waived by Borrower.

(b) Enforcement of Assignment of Rents. In addition to the rights of Holder under Article 3 hereof, prior or subsequent to taking possession of any portion of the Property or taking any action with respect to such possession, Holder may: (1) collect and/or sue for the Rents in Holder’s own name, give receipts and releases therefor, and after deducting all expenses of collection, including reasonable attorneys’ fees and expenses, apply the net proceeds thereof to the Secured Indebtedness in such manner and order as Holder may elect and/or to the operation and management of the Property, including the payment of management, brokerage and reasonable attorneys’ fees and expenses; and (2) require Borrower to transfer all security deposits and records thereof to Holder together with original counterparts of the Leases.

(c) Foreclosure. Borrower hereby authorizes and empowers the Trustee, or his successor or substitute, and it shall be his special duty at the request of Holder to take possession of and/or to sell (or in the case of any default of any purchaser to resell) the Property or any part thereof. In connection with any foreclosure, Holder and/or Trustee may (y) procure such title reports, surveys, tax histories and appraisals as they deem necessary, and (z) make such repairs and additions to the Premises as they deem advisable, all of which shall constitute “Expenses” (hereinafter defined). “Expenses” means all costs and expenses of any nature whatsoever incurred at any time and from time to time (whether before or after an Event of Default) by Holder or Trustee in exercising or enforcing any rights, powers and remedies provided in this Deed of Trust, the Loan Agreement, the Note or any other Loan Documents including reasonable attorney’s fees, court costs, receiver’s fees, management fees and costs incurred in the repair, maintenance and operation of, or taking possession of, or selling, the Property, or any portion thereof. Prior to any sale of the Property by Trustee, Trustee shall notify Borrower in accordance with all applicable laws. In the event of a postponement of any sale of the Property, which may be done in the sole discretion of Trustee, no new or additional notice need be given by Trustee to Borrower for the next scheduled sale of the Property. Any sale made by Trustee hereunder may be as an entirety or in such parcels as Holder may request at such time and place, and after such previous public advertisement as Trustee shall deem advantageous and proper and at such times and containing such information as required by applicable laws and rules, without regard to any right of the Borrower or any other person to the marshalling of assets. Public advertisement prior to foreclosure sale of the time, place and terms of sale by publication once a week for two (2) weeks or once a day for three (3) days, which may be consecutive, in a newspaper published or having a general circulation in the city or county in which the Property to be sold, or any portion thereof is located shall be sufficient. Except as may be required by Section 58.1-3340 of the Virginia Code, no purchaser of the Property shall be required to see to the proper application of the purchase money. To the extent permitted by applicable law, any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Property shall be sold; and, if the proceeds of such sale of less than the whole of the Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Property just as though no sale had been made; provided, however, that Borrower shall never have any right to require the sale of less than the whole of the Property but Holder shall have the right, at its sole election, to request Trustee to sell less than the whole of the Property. Trustee may, after any request or direction by Holder, sell not only the real property but also the Collateral and other interests which are a part of the Property, or any part thereof, as a unit and as a part of a single sale, or may sell any part of the Property separately from the remainder of the Property. It shall not be necessary for Trustee to have taken possession of any part of the Property or to have present or to exhibit at any sale any of the Collateral. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances, conveying the property so sold to the purchaser or purchasers in fee simple, subject to the Permitted Encumbrances (and to such leases and other matters, if any, as Trustee may elect upon request of Holder), and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to the Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Holder may deem necessary until all of the Property has been duly sold and all Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Holder, such sale shall not exhaust the power of sale hereunder and Holder shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds or other conveyances given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any default, or as to Holder’s having declared all of said indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor trustee, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Holder or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute Trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute Trustee conducting the sale.

(d) Uniform Commercial Code. Without limitation of Holder’s rights of enforcement with respect to the Collateral or any part thereof in accordance with the procedures for foreclosure of real estate, Holder may exercise its rights of enforcement with respect to the Collateral or any part thereof under the Virginia Uniform Commercial Code, as in effect from time to time (or under the Uniform Commercial Code in force, from time to time, in any other state to the extent the same is applicable law) and in conjunction with, in addition to or in substitution for those rights and remedies: (i) Holder may enter upon Borrower’s premises to take possession of, assemble and collect the Collateral or, to the extent and for those items of the Collateral permitted under applicable law, to render it unusable; (ii) Holder may require Borrower to assemble the Collateral and make it available at a place Holder designates which is mutually convenient to allow Holder to take possession or dispose of the Collateral;

(iii) written notice mailed to Borrower as provided herein at least five (5) days prior to the date of public sale of the Collateral or prior to the date on which private sale of the Collateral will be made shall constitute reasonable notice; provided that, if Holder fails to comply with this clause (iii) in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of law under the Virginia Uniform Commercial Code, as in effect from time to time (or under the Uniform Commercial Code, in force from time to time, in any other state to the extent the same is applicable law); (iv) any sale made pursuant to the provisions of this clause (d) shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with and upon the same notice as required for the sale of the Property under power of sale as provided in clause (c) above in this Section 5.1; (v) in the event of a foreclosure sale, whether made by Trustee under the terms hereof, or under judgment of a court, the Collateral and the other Property may, at the option of Holder, be sold as a whole; (vi) it shall not be necessary for Holder to take possession of the Collateral or any part thereof prior to the time that any sale pursuant to the provisions of this clause (d) is conducted and it shall not be necessary for the Collateral or any part thereof to be present at the location of such sale; (vii) with respect to application of proceeds from disposition of the Collateral under Section 5.2 hereof, the costs and expenses incident to disposition shall include the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorneys’ fees and legal expenses (including, without limitation, the allocated costs for in-house legal services) incurred by Holder; (viii) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness or as to the occurrence of any Default, or as to Holder having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Holder, shall be taken as prima facie evidence of the truth of the facts so stated and recited; (ix) Holder may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Holder, including the sending of notices and the conduct of the sale, but in the name and on behalf of Holder; (x) Holder may comply with any applicable state or federal law or regulatory requirements in connection with a disposition of the Collateral, and such compliance will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (xi) Holder may sell the Collateral without giving any warranties as to the Collateral, and specifically disclaim all warranties, including warranties relating to title, possession, quiet enjoyment and the like, and all warranties of quality, merchantability and fitness for a specific purpose, and this procedure will not be considered to affect adversely the commercial reasonableness of any sale of the Collateral; (xii) Borrower acknowledges that a private sale of the Collateral may result in less proceeds than a public sale; and (xiii) Borrower acknowledges that the Collateral may be sold at a loss to Borrower, and that in such event Holder shall have no liability or responsibility to Borrower for such loss.

(e) Lawsuits. Holder may proceed by a suit or suits in equity or at law, whether for collection of the indebtedness secured hereby, the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Property under the judgment or decree of any court or courts of competent jurisdiction. Borrower hereby assents to the passage of a decree for the sale of the Property by any equity court having jurisdiction.

(f) Entry on Property. Holder is authorized, prior or subsequent to the institution of any foreclosure proceedings, to the fullest extent permitted by applicable law, to enter upon the Property or any part thereof, and to take possession of the Property and all books and records, and all recorded data of any kind or nature, regardless of the medium of recording, including all software, writings, plans, specifications and schematics relating thereto, and to exercise without interference from Borrower any and all rights which Borrower has with respect to the management, possession, operation, protection or preservation of the Property. Holder shall not be deemed to have taken possession of the Property or any part thereof except upon the exercise of its right to do so, and then only to the extent evidenced by its demand and overt act specifically for such purpose. All costs, expenses and liabilities of every character incurred by Holder in managing, operating, maintaining, protecting or preserving the Property shall constitute a demand obligation of Borrower (which obligation Borrower hereby promises to pay) to Holder pursuant to this Deed of Trust. If necessary to obtain the possession provided for above, Holder may invoke any and all legal remedies to dispossess Borrower. In connection with any action taken by Holder pursuant to this clause (f), Holder shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property or any part thereof, or from any act or omission of Holder in managing the Property unless such loss is caused by the willful misconduct and bad faith of Holder, nor shall Holder be obligated to perform or discharge any obligation, duty or liability of Borrower arising under any lease or other agreement relating to the Property or arising under any Permitted Encumbrance or otherwise arising. Borrower hereby assents to, ratifies and confirms any and all actions of Holder with respect to the Property taken under this clause (f).

(g) Receiver. Holder shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership is incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Borrower does hereby irrevocably consent to the appointment of such receiver or receivers, waives notice of such appointment, of any request therefor or hearing in connection therewith, and any and all defenses to such appointment, agrees not to oppose any application therefor by Holder, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Holder to application of Rents as provided in this Deed of Trust. Nothing herein is to be construed to deprive Holder of any other right, remedy or privilege it may have under the law to have a receiver appointed. Any money advanced by Holder in connection with any such receivership shall be a demand obligation (which obligation Borrower hereby promises to pay) owing by Borrower to Holder pursuant to this Deed of Trust.

(h) Termination of Commitment to Lend. Holder may terminate any commitment or obligation to lend or disburse funds under any Loan Documents or enter into any other credit arrangement to or for the benefit of Borrower.

(i) Other Rights and Remedies. Holder may exercise any and all other rights and remedies which Holder may have under the Loan Documents, or at law or in equity or otherwise.

Section 5.2 Proceeds of Foreclosure.

(a) The proceeds of any sale held by Trustee or Holder or any receiver or public officer in foreclosure of the liens and security interests evidenced hereby shall be applied in accordance with the requirements of applicable laws and to the extent consistent therewith, FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including all reasonable attorneys’ fees and legal expenses (including the market value of services provided by in-house counsel), advertising costs, auctioneer’s fees, costs of title rundowns, lien searches, inspection fees, appraisal costs, fees for professional services, environmental assessment and remediation fees, all court costs and charges of every character, and a reasonable fee (not to exceed 5% of the gross proceeds of such sale) to Trustee acting under the provisions of paragraph (c) of Section 5.1 hereof if foreclosed by power of sale as provided in said paragraph (c), and to the payment of the other Secured Indebtedness, including specifically, without limitation, the principal, accrued interest and reasonable attorneys’ fees due and unpaid on the Note and the amounts due and unpaid and owed to Holder under this Deed of Trust and the amounts due and unpaid and owed to Holder (or its affiliates) under any Swap Transaction (if any), the order and manner of application to the items in this clause FIRST to be in Holder’s sole discretion (provided, however, that all payments on the Note shall be made in pari passu such that they are applied ratably between the Commercial Real Estate Loan Note and the Revolving Loan Note); and SECOND, the remainder, if any, shall be paid to Borrower, or to Borrower’s heirs, devisees, representatives, successors or assigns, or such other persons (including the holder or beneficiary of any inferior lien) as may be entitled thereto by law; provided, however, that if Holder is uncertain which person or persons are so entitled, Holder may interplead such remainder in any court of competent jurisdiction, and the amount of any reasonable attorneys’ fees, court costs and expenses incurred in such action shall be a part of the Secured Indebtedness and shall be reimbursable (without limitation) from such remainder.

(b) In the event that the proceeds of any such sale or sales, together with all other monies at the time held by Trustee under this Deed of Trust, are insufficient to pay the foregoing costs and expenses, Holder may, at its sole option, advance such sums as Holder in its sole and absolute discretion shall determine for the purpose of paying all or any part of such costs and expenses, and all such sums so advanced shall be (i) a lien against the Property, (ii) added to the amount due under the Note and secured by this Deed of Trust, and (iii) payable on demand with interest at the rate of interest applicable to the principal balance covered by the Note, from and including the date each such advance is made. In any event, Borrower shall be liable to Holder for any deficiency to the full extent permissible under applicable law. Borrower shall pay to Trustee a commission in the amount of two and one-half percent (2.50%) of the then-outstanding debt secured hereby if the Premises is advertised for sale under the provisions of this Deed of Trust and is not sold, and the Borrower shall also pay or reimburse Trustee for all of Trustee’s expenses and disbursements hereunder regardless of whether the Premises is sold (the “Trustee’s Commission”).

Section 5.3 Holder as Purchaser. Holder shall have the right to become the purchaser at any sale held by Trustee or its substitute or successor or by any receiver or public officer or at any public sale, and Holder shall have the right to credit upon the amount of Holder’s successful bid, to the extent necessary to satisfy such bid, all or any part of the Secured Indebtedness in such manner and order as Holder may elect.

Section 5.4 Foreclosure as to Matured Debt. Upon the occurrence of a Default, Holder shall have the right to proceed with foreclosure (judicial or nonjudicial) of the liens and security interests hereunder without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of such sale shall be applied as provided in Section 5.2 hereof except that the amount paid under clause FIRST thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in clause FIRST (modified as provided above) shall be applied to the prepayment (without penalty) of any other Secured Indebtedness in such manner and order and to such extent as Holder deems advisable, and the remainder, if any, shall be applied as provided in clause SECOND of Section 5.2 hereof. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

Section 5.5 Remedies Cumulative. All rights and remedies provided for herein and in any other Loan Document are cumulative of each other and of any and all other rights and remedies existing at law or in equity, and Trustee and Holder shall, in addition to the rights and remedies provided herein or in any other Loan Document, be entitled to avail themselves of all such other rights and remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any right or remedy provided for hereunder or under any such other Loan Document or provided for by law or in equity shall not prevent the concurrent or subsequent employment of any other appropriate right or rights or remedy or remedies.

Section 5.6 Discretion as to Security. Holder may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Holder in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust.

Section 5.7 Borrower’s Waiver of Certain Rights. To the full extent Borrower may do so, Borrower agrees that Borrower will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, homestead, moratorium, reinstatement, marshaling or forbearance, and Borrower, for Borrower, Borrower’s heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness, notice of election to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of assets of Borrower, including the

Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Borrower shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatsoever to defeat, reduce or affect the right of Holder under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the right of Holder under the terms of this Deed of Trust to the payment of the Secured Indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. Borrower waives any right or remedy which Borrower may have or be able to assert pursuant to any provision of Virginia law pertaining to the rights and remedies of sureties. If any law referred to in this Section and now in force, of which Borrower or Borrower’s heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Property might take advantage despite this Section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Section.

Section 5.8 Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale, Borrower or Borrower’s heirs, devisees, representatives, or successors as owners of the Property are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of purchaser, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; and to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. After such foreclosure, any Leases to tenants or subtenants that are subject to this Deed of Trust (either by their date, their express terms, or by agreement of the tenant or subtenant) shall, at the sole option of Holder or any purchaser at such sale, either (i) continue in full force and effect, and the tenant(s) or subtenant(s) thereunder will, upon request, attorn to and acknowledge in writing to the purchaser or purchasers at such sale or sales as landlord thereunder, or (ii) upon notice to such effect from Holder, the Trustees or any purchaser or purchasers, terminate within thirty (30) days from the date of sale. In the event the tenant fails to surrender possession of the Property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Property (such as an action for forcible detainer) in any court having jurisdiction.

ARTICLE 6.

Miscellaneous

Section 6.1 Scope of Deed of Trust. This Deed of Trust is a deed of trust with respect to that portion of the Property which is real property, a security agreement with respect to that portion of the Property which is personal property (it being agreed that, whenever possible, components of the Property shall be deemed to be real property rather than personal property), an assignment of rents and leases, a financing statement and fixture filing and a collateral assignment. In addition to the foregoing, this Deed of Trust covers all proceeds.

Section 6.2 Effective as a Financing Statement and Fixture Filing. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and shall be recorded in the Clerk’s Office of the Circuit Court of each city or county where any part of the Property (including said fixtures) is situated. This Deed of Trust shall also be effective as a financing statement covering as-extracted collateral (including oil and gas), accounts and general intangibles under the Virginia Uniform Commercial Code, as in effect from time to time, and the Uniform Commercial Code, as in effect from time to time, in any other state where the Property is situated which will be financed at the wellhead or minehead of the wells or mines located on the Property and is to be filed for record in the real estate records of each county where any part of the Property is situated. This Deed of Trust shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The respective mailing addresses of Borrower and Lender are set forth at the end of this Deed of Trust. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement for any of the purposes referred to in this Section 6.2.

Section 6.3 Notice to Account Debtors. In addition to the rights granted elsewhere in this Deed of Trust, Holder may at any time during the continuance of an Event of Default notify the account debtors or obligors of any accounts, chattel paper, general intangibles, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Holder directly.

Section 6.4 Waiver by Holder. Holder may at any time and from time to time by a specific writing intended for the purpose: (a) waive compliance by Borrower with any covenant herein made by Borrower to the extent and in the manner specified in such writing; (b) consent to Borrower’s doing any act which hereunder Borrower is prohibited from doing, or to Borrower’s failing to do any act which hereunder Borrower is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property or any interest therein from the lien and security interest of this Deed of Trust, without the joinder of Trustee; or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other Loan Document without impairing or releasing the liability of any other party. No such act shall in any way affect the rights or powers of Holder or Trustee hereunder except to the extent specifically agreed to by Holder in such writing.

Section 6.5 No Impairment of Security. The lien, security interest and other security rights of Holder hereunder or under any other Loan Document shall not be impaired by any indulgence, moratorium or release granted by Holder including any renewal, extension or modification which Holder may grant with respect to any Secured Indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which Holder may grant in respect of the Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Holder shall not release or impair the lien, security interest or other security rights of Holder hereunder or affect the liability of Borrower or of any endorser, guarantor or surety, or improve the right of any junior lienholder in the Property (without implying hereby Holder’s consent to any junior lien).

Section 6.6 Acts Not Constituting Waiver by Holder. Holder may waive any Default without waiving any other prior or subsequent default. Holder may remedy any Default without waiving the Default remedied. Neither failure by Holder to exercise, nor delay by Holder in exercising, nor discontinuance of the exercise of any right, power or remedy (including the right to accelerate the maturity of the Secured Indebtedness or any part thereof) upon or after any Default shall be construed as a waiver of such Default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Holder of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No waiver of any provision hereof or consent to any departure by Borrower therefrom shall in any event be effective unless the same shall be in writing and signed by Holder and then such waiver or consent shall be effective only in the specific instance, for the purpose for which given and to the extent therein specified. No notice to nor demand on Borrower in any case shall of itself entitle Borrower to any other or further notice or demand in similar or other circumstances. Remittances in payment of any part of the Secured Indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Holder in immediately available U.S. funds and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Holder of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder notwithstanding any notation on or accompanying such partial payment to the contrary.

Section 6.7 Borrower’s Successors. If the ownership of the Property or any part thereof becomes vested in a person other than Borrower, Holder may, without notice to Borrower, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Borrower, without in any way vitiating or discharging Borrower’s liability hereunder or its liability for the payment of the Secured Indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance on the part of Holder, and no extension of the time for the payment of the Secured Indebtedness given by Holder shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Borrower hereunder for the payment of the Secured Indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder for the payment of the Secured Indebtedness. Each Borrower agrees that it shall be bound by any modification of this Deed of Trust or any of the other Loan Documents made by Holder and any subsequent owner of the Property, with or without notice to such Borrower, and no such modifications shall impair the obligations of such Borrower under this Deed of Trust or any other Loan Document. Nothing in this Section or elsewhere in this Deed of Trust shall be construed to imply Holder’s consent to any transfer of the Property.

Section 6.8 Place of Payment; Forum; Waiver of Jury Trial. All Secured Indebtedness which may be owing hereunder at any time by Borrower shall be payable at the place designated in the Note (or if no such designation is made, at the address of Holder indicated at the end of this Deed of Trust). Borrower hereby irrevocably submits generally and unconditionally for itself and in respect of its property to the non-exclusive jurisdiction of any Virginia state court or any United States federal court sitting in the county in which the Secured Indebtedness is payable, and to the non-exclusive jurisdiction of any state or United States federal court sitting in the state in which any of the Property is located, over any suit, action or proceeding arising out of or relating to this Deed of Trust or the Secured Indebtedness. Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection that Borrower may now or hereafter have to the laying of venue in any such court and to any claim that any such court is an inconvenient forum. Borrower hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any Virginia state court or any United States federal court sitting in the state in which the Secured Indebtedness is payable may be made by certified or registered mail, return receipt requested, directed to Borrower at its address stated at the end of this Deed of Trust or at a subsequent address of Borrower of which Holder received actual notice from Borrower in accordance with this Deed of Trust, and service so made shall be complete five (5) days after the same shall have been so mailed. Nothing herein shall affect the right of Holder to serve process in any manner permitted by law or limit the right of Holder to bring proceedings against Borrower in any other court or jurisdiction. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER WAIVES THE RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS DEED OF TRUST OR ANY OTHER LOAN DOCUMENT.

Section 6.9 Subrogation to Existing Liens; Vendor’s Lien. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Holder at Borrower’s request, and Holder shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, however remote, regardless of whether said liens, security interests, charges or encumbrances are released, and all of the same are recognized as valid and subsisting and are renewed and continued and merged herein to secure the Secured Indebtedness, but the terms and provisions of this Deed of Trust shall govern and control the manner and terms of enforcement of the liens, security interests, charges and encumbrances to which Holder is subrogated hereunder. It is expressly understood that, in consideration of the payment of such indebtedness by Holder, Borrower hereby waives and releases all demands and causes of action for offsets and payments in connection with said indebtedness. If all or any portion of the proceeds of the Loan or of any other Secured Indebtedness has been advanced for the purpose of paying the purchase price for all or a part of the Property, no vendor’s lien is waived; and Holder shall have, and is hereby granted, a vendor’s lien on the Property as cumulative additional security for the Secured Indebtedness. Holder may foreclose under this Deed of Trust or under the vendor’s lien without waiving the other or may foreclose under both.

Section 6.10 Application of Payments to Certain Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Deed of Trust.

Section 6.11 Nature of Loan; Compliance with Usury Laws. The Loan is being made solely for the purpose of carrying on or acquiring a business or commercial enterprise. It is the intent of Borrower and Holder and all other parties to the Loan Documents to conform to and contract in strict compliance with applicable usury law from time to time in effect. All agreements between Holder and Borrower (or any other party liable with respect to any indebtedness under the Loan Documents) are hereby limited by the provisions of this Section 6.11, which shall override and control all such agreements, whether now existing or hereafter arising. In no event or contingency (including prepayment, default, demand for payment or acceleration of the maturity of any obligation), shall the interest taken, reserved, contracted for, charged, chargeable or received under this Deed of Trust, the Note or any other Loan Document or otherwise, exceed the maximum nonusurious amount permitted by applicable law (the “Maximum Amount”). If from any possible construction of any document, interest would otherwise be payable in excess of the Maximum Amount, any such construction shall be subject to the provisions of this Section 6.11 and such document shall ipso facto be automatically reformed and the interest payable shall be automatically reduced to the Maximum Amount, without the necessity of execution of any amendment or new document. If Holder shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the Maximum Amount, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on the Secured Indebtedness in the inverse order of its maturity and not to the payment of interest, or refunded to Borrower or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. The right to accelerate the maturity of the Note or any other Secured Indebtedness does not include the right to accelerate any interest which has not otherwise accrued on the date of such acceleration, and Holder does not intend to charge or receive any unearned interest in the event of acceleration. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of the Secured Indebtedness so that the amount of interest on account of such indebtedness does not exceed the Maximum Amount. As used in this Section, the term “applicable law” shall mean the laws of the State of Virginia or the federal laws of the United States applicable to this transaction, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

Section 6.12 Substitute Trustee. Trustee may resign by an instrument in writing addressed to Holder or Trustee may be removed at any time with or without cause by an instrument in writing executed by Holder. In case of the death, resignation, removal or disqualification of Trustee, or if for any reason Holder shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein-named trustee or any substitute or successor trustee, then Holder shall have the right and is hereby authorized and empowered to appoint a successor trustee(s) or a substitute trustee(s) without any formality other than appointment and designation in writing executed by Holder and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness has been paid in full or until the Property is fully and finally sold hereunder. If Holder is a corporation or association and such appointment is executed on its behalf by an officer of such corporation or association, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation or association. Upon the making of any such appointment and designation, all of the estate and title of Trustee in the Property shall vest in the named successor or substitute Trustee(s) and it shall thereupon succeed to, and shall hold, possess and execute, all of the rights, powers, privileges, immunities and duties herein conferred upon Trustee. All references herein to “Trustee” shall be deemed to refer to Trustee (including any successor(s) or substitute(s) appointed and designated as herein provided) from time to time acting hereunder.

Section 6.13 No Liability of Trustee. Trustee shall not be liable for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever (including Trustee’s negligence), except for Trustee’s gross negligence or willful misconduct. Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by it hereunder, believed by it in good faith to be genuine. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by it hereunder. Borrower hereby ratifies and confirms any and all acts which the herein-named Trustee or its successor or successors, substitute or substitutes, in this trust, shall do lawfully by virtue hereof. Borrower will reimburse Trustee for, and save Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of its duties. The foregoing indemnity shall not terminate upon discharge of the Secured Indebtedness, termination of any Swap Transaction or foreclosure, release or other termination of this Deed of Trust.

Section 6.14 No Warranty by Lender or Trustee. By inspecting the Property or by accepting or approving anything required to be observed, performed or fulfilled by Borrower or to be given to Lender or Trustee pursuant to this Deed of Trust or any of the other Loan Documents, Lender and Trustee shall not be deemed to have warranted or represented the condition, sufficiency, legality, effectiveness or legal effect of the same, and such acceptance or approval shall not constitute any warranty or representation with respect thereto by Lender or Trustee.

Section 6.15 Releases.

(a) Release of Deed of Trust. If all of the Secured Indebtedness is paid as it becomes due and payable, and all of the covenants, warranties, undertakings and agreements made in this Deed of Trust are kept and performed, and all Swap Transactions, if any, and all other obligations, if any, of Holder for further advances have been terminated, then, and in that event only, all rights under this Deed of Trust shall terminate (except to the extent expressly provided herein with respect to indemnifications, representations and warranties and other rights which are to continue following the release hereof) and the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, and such liens and security interests shall be released by Holder in due form at Borrower’s cost. Without limitation, all provisions herein for indemnity of Holder or Trustee shall survive discharge of the Secured Indebtedness, the termination of any and all Swap Transactions and any foreclosure, release or termination of this Deed of Trust.

(b) Partial Reconveyance; No Reconveyance in Default. No partial releases of the lien of this Deed of Trust have been provided. If any are provided, they will only be granted in accordance with such terms and conditions as may imposed by Holder in its sole discretion and shall be made in writing by amendment to this Deed of Trust recorded in the Clerk’s Office of the Circuit Court in the city or county where the Property is located. In any event, no partial release shall be sought, requested or required if any Default has occurred which has not been cured.

(c) Effect of Partial Release. Holder may, regardless of consideration, cause the release of any part of the Property from the lien of this Deed of Trust without in any manner affecting or impairing the lien or priority of this Deed of Trust as to the remainder of the Property.

Section 6.16 Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder or under any other Loan Document shall be in writing and, unless otherwise specifically provided in such other Loan Document, shall be deemed sufficiently given or furnished if delivered by personal delivery, by nationally recognized overnight courier service, or by registered or certified United States mail, postage prepaid, addressed to the party to whom directed at the addresses specified at the end of this Deed of Trust (unless changed by similar notice in writing given by the particular party whose address is to be changed) or by facsimile. Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of courier or mail, as of the date of first attempted delivery at the address and in the manner provided herein, or, in the case of facsimile, upon receipt; provided, that (a) service of a notice required by the California Civil Code shall be considered complete when the requirements of that statute are met and (b) service of notice required by Va. Code Section 1-15.1, as amended, shall be considered complete when the requirements of that statute are met. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section shall not be construed in any way to affect or impair any waiver of notice or demand provided in any Loan Document or to require giving of notice or demand to or upon any person in any situation or for any reason.

Section 6.17 Invalidity of Certain Provisions. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provisions, and the determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

Section 6.18 Gender; Titles; Construction. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions. The use of the words “herein,” “hereof,” “hereunder” and other similar compounds of the word “here” shall refer to this entire Deed of Trust and not to any particular Article, Section, paragraph or provision. The words “include” and “including” shall be interpreted as if followed by the words “without limitation.”

The term “person” and words importing persons as used in this Deed of Trust shall include firms, associations, partnerships (including limited partnerships), joint ventures, trusts, corporations, limited liability companies and other legal entities, including public or governmental bodies, agencies or instrumentalities, as well as natural persons.

Section 6.19 Reporting Compliance. Borrower agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, including but not limited to The International Investment Survey Act of 1976, The Agricultural Foreign Investment Disclosure Act of 1978, The Foreign Investment in Real Property Tax Act of 1980 and the Tax Reform Act of 1984 and further agrees upon request of Holder to furnish Holder with evidence of such compliance.

Section 6.20 Holder’s Consent. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Holder is required or requested, (a) the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Holder, and Holder shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Holder’s judgment, and (b) no approval or consent of Holder shall be deemed to have been given except by a specific writing intended for the purpose and executed by an authorized representative of Holder.

Section 6.21 Binding Effect; Borrower. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower and the heirs, devisees, representatives, successors and assigns of Borrower; provided, however, that Borrower may not assign this Deed of Trust, or assign or delegate any of its rights or obligations under this Deed of Trust, without the prior written consent of Holder in each instance. The obligations of Borrower hereunder shall be joint and several. If any Borrower or any signatory who signs on behalf of any Borrower is a corporation, partnership or other legal entity, Borrower and any such signatory, and the person or persons signing for it, represent and warrant to Holder that this instrument is executed, acknowledged and delivered by Borrower’s duly authorized representatives. If Borrower is an individual, no power of attorney granted by Borrower herein shall terminate on Borrower’s disability.

Section 6.22 Execution; Recording. This Deed of Trust may be executed in several counterparts, all of which counterparts together shall constitute one and the same instrument. The date or dates reflected in the acknowledgments hereto indicate the date or dates of actual execution of this Deed of Trust, but such execution is as of the date shown on the first page hereof, and for purposes of identification and reference the date of this Deed of Trust shall be deemed to be the date reflected on the first page hereof. Borrower will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Trustee or Holder shall reasonably request and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

Section 6.23 Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Borrower, and the heirs, devisees, representatives, successors and assigns of Borrower, and shall inure to the benefit of Trustee and Holder and shall constitute covenants running with the Land. All references in this Deed of Trust to Borrower shall be deemed to include all such heirs, devisees, representatives, successors and assigns of Borrower.

Section 6.24 Modification or Termination. The Loan Documents may be modified or terminated only by a written instrument or instruments intended for that purpose and executed by the party against which enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

Section 6.25 No Partnership, Etc. The relationship between Holder and Borrower is solely that of lender and borrower. Holder has no fiduciary or other special relationship with Borrower. Nothing contained in the Loan Documents or the Environmental Agreement is intended to create any partnership, joint venture, association or special relationship between Borrower and Holder or in any way make Holder a co-principal with Borrower with reference to the Property. All agreed contractual duties between or among Holder, Borrower and Trustee are set forth herein and in the other Loan Documents and in the Environmental Agreement, and any additional implied covenants or duties are hereby disclaimed. Any inferences to the contrary of any of the foregoing are hereby expressly negated.

Section 6.26 Applicable Law. THIS DEED OF TRUST, AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH AND PURSUANT TO THE LAWS OF THE COMMONWEALTH OF VIRGINIA (WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES) AND APPLICABLE UNITED STATES FEDERAL LAW, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTION OTHER THAN THE COMMONWEALTH OF VIRGINIA ARE GOVERNED BY THE LAWS OF SUCH OTHER JURISDICTION.

Section 6.27 Statutory Conditions. This Deed of Trust is made under and pursuant to the provisions of the Va. Code, Sections 26-49, 55-58.1, 55-58.2, 55-59, 55-59.1 through 55-59.4 and 55-60, as amended, and shall be construed to impose and confer upon the parties hereto and Beneficiary all the rights, duties and obligations prescribed by said Sections 26-49, 55-58.1, 55-58.2 55-59, 55-59.1 through 55-59.4 and 55-60, as amended, except as herein otherwise restricted, expanded or changed, including without limitation the following rights, duties and obligations described in short form:

All exemptions are hereby waived.

Subject to all upon default.

Renewal, extension, or reinstatement permitted.

Substitution of trustees collectively or of any of them individually by the beneficiary is permitted for any reason whatsoever, and any number of times without exhaustion of the right to do so.

Advertisement required, once a week for two successive weeks in any newspaper of general circulation in the County or City in which the Property is situate.

Any Trustee may act.

The Trustee may require a deposit in the amount of two percent (2%) of the unpaid principal balance then secured hereby or Fifty Thousand Dollars ($50,000.00), whichever is greater, to accompany each bid at foreclosure sale or sale in lieu thereof.

Section 6.28 Execution Under Seal. Borrower agrees that this instrument is executed under seal. If Borrower is a corporation, the designation (“SEAL”) on this instrument shall be effective as the affixing of Borrower’s corporate seal physically to this instrument.

Section 6.29 Entire Agreement. The Loan Documents (including any Swap Transactions) and the Environmental Agreement constitute the entire understanding and agreement between Borrower and Holder with respect to the transactions arising in connection with the Secured Indebtedness and supersede all prior written or oral understandings and agreements between Borrower and Holder with respect to the matters addressed in the Loan Documents and the Environmental Agreement. Borrower hereby acknowledges that, except as incorporated in writing in the Loan Documents or the Environmental Agreement, there are not and were not, and no persons are or were authorized by Holder to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the matters addressed in the Loan Documents and the Environmental Agreement.

IN WITNESS WHEREOF, Borrower has executed this instrument as of the date first written on page 1 hereof.

The address and federal tax identification number of Borrower are:	BORROWER: Cost Plus, Inc.

Cost Plus, Inc. 200 4th Street Oakland, California 94607 Attention: John Lutrell
	By:	/s / John J. Luttrell	(SEAL)
	Name:	John J. Luttrell
	Title:	CFO

The address of Lender/Holder is:

Bank of America, N.A.

315 Montgomery Street, 13th Floor

CA5-704-13-11

San Francisco, California 94104

Attn: Ronald Drobny

The address of Trustee is:

PRLAP, Inc.

1400 Best Plaza, P.O. Box 26865

Richmond, Virginia 23227

ACKNOWLEDGMENT

STATE OF CALIFORNIA	)
) ss.
COUNTY OF ALAMEDA	)

On 5-10-04, before me, Monica Montes, a notary public, personally appeared John J. Luttrell,                          of Cost Plus, Inc. personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

/s/ MONICA MONTES
Notary Public

My commission expires:
3-22-05

(Space above for official notarial seal)

EXHIBIT A

LAND

ALL THAT certain parcel of land, lying, situate and being in Isle of Wight County, Virginia designated “PARCEL 4 81.852 ACRES” as shown on that certain plat entitled “PLAT SHOWING A CONSOLIDATION OF PARCELS 2A AND 3, SHIRLEY T. HOLLAND INDUSTRIAL PARK AND 34.520 ACRES OF LAND FORMING PARCEL 4, SHIRLEY T. HOLLAND INDUSTRIAL PARK”, dated May 3, 2004, and recorded herewith in the Clerk’s Office of the Circuit Court of Isle of Wight County, Virginia in Plat Cabinet             , Slide         , Page         ;

TOGETHER WITH and subject to the rights, easements, obligations and duties set forth in that certain Deed of Reciprocal Easements and Restrictive Covenants dated May 14, 2004 among Isle of Wight County, Virginia, GEM Big Bethel, L.L.C. and Cost Plus, Inc. (the “Easement Deed”) which is recorded prior hereto in the Clerk’s Office aforesaid, including, without limitation, the non-exclusive perpetual easements and licenses that are set forth and described in Sections 1 through 4 of the Easement Deed.

IT BEING the same property conveyed to Cost Plus, Inc., a California corporation pursuant to the following instruments recorded prior hereto in the Clerk’s Office aforesaid:

1. Special Warranty Deed from GEM Big Bethel, L.L.C. dated May 14, 2004;

2. General Warranty Deed from the Industrial Development Authority of Isle of Wight County dated May 14, 2004;

3. Ordinance adopted on April 15, 2004 by the Board of Supervisors of Isle of Wight County, Virginia closing a public street known as Dominion Way and Quitclaim Deed from Isle of Wight County, Virginia confirming the right, title and interest of Cost Plus, Inc., in and to the portion of Dominion Way described therein.